                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12


                        WESTPORT RESOURCES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                     [Westport Resources Corporation Logo]
                         WESTPORT RESOURCES CORPORATION

                                Denver, Colorado

               NOTICE OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS

                        to be held Friday, May 18, 2001

To the Stockholders:

   The 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Westport Resources Corporation, a Delaware corporation (the "Company"), will be held on Friday, May 18, 2001, at 9:00 a.m., local time, in the Bluebonnet II Room at the Pinnacle Club (formerly the Denver Petroleum Club), 555 Seventeenth Street, 37th Floor, Denver, Colorado 80202, for the following purposes:

  (1) To elect three directors to serve until the 2004 Annual Meeting of Stockholders;

  (2) To adopt the Westport Resources Corporation 2000 Stock Incentive Plan;

  (3) To ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001; and

  (4) To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

   The close of business on April 16, 2001 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

   You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of
                                          Directors
                                             Barth E. Whitham
                                             Secretary

April 17, 2001

                     [Westport Resources Corporation Logo]
                         WESTPORT RESOURCES CORPORATION

                       410 Seventeenth Street, Suite 2300
                             Denver, Colorado 80202
                                 (303) 573-5404

                               ----------------

                                PROXY STATEMENT
                                      for
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                        to be held Friday, May 18, 2001

                               ----------------

                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board of Directors") of Westport Resources Corporation, a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 18, 2001, at 9:00 a.m., local time, in the Bluebonnet II Room at the Pinnacle Club (formerly the Denver Petroleum Club), 555 Seventeenth Street, 37th Floor, Denver, Colorado 80202 or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common stock of the Company ("Common Stock"). The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy were first mailed to stockholders of the Company on or about April 17, 2001.

   The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by execution and submission of a revised proxy bearing a later date than the preceding proxy, (b) by written notice of revocation to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

                      OUTSTANDING STOCK AND VOTING RIGHTS

   At the close of business on April 16, 2001, the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 38,440,591 shares of Common Stock, including 21,550 shares of Common Stock that are subject to restricted stock agreements as described below. The Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock. As ofApril 16, 2001, an aggregate of 21,550 of the outstanding shares of Common Stock were issued as restricted stock awards pursuant to the Company's 2000 Stock Incentive Plan. During the period in which such shares are restricted, the holders thereof have none of the rights of a stockholder with respect to such shares, including the right to vote the shares.

   In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present in person or by proxy. Abstentions and "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted for the purpose of determining whether a quorum is present.

   The Company's annual report to stockholders for the year ended December 31, 2000, including its annual report on Form 10-K, is being mailed along with this proxy statement to all stockholders entitled to vote at the Annual Meeting. The annual report (including the Company's annual report on Form 10-K included therein) does not constitute a part of the proxy soliciting material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

   Three directors are to be elected at the Annual Meeting. The Company's Certificate of Incorporation provides for a classified Board of Directors, divided into Classes 1, 2 and 3, the terms of office of which are currently scheduled to expire, respectively, on the dates of the Company's Annual Meetings of Stockholders in 2001, 2002 and 2003.

   The nominees for election at the Annual Meeting are James M. Funk, Peter R. Hearl and William F. Wallace. The three nominees are to be elected to Class 1 for a three-year term expiring on the date of the Company's Annual Meeting of Stockholders in 2004, and thereafter until their respective successors are duly elected and qualified. Each of the nominees for director currently serves as a director of the Company.

   THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF EACH OF THE NOMINEES.

   A plurality of the votes of the holders of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect a director. Accordingly, abstentions and broker non-votes would have no effect on the election of directors. Stockholders may not cumulate their votes in the election of directors.

   Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Each of the nominees has consented to be named herein and to serve on the Board of Directors if elected. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

   The following table sets forth information regarding the names, ages and principal occupations of the nominees and directors, directorships in other companies held by them and the length of continuous service as a director of the Company:

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                Principal Occupation and          Director
     Class 1 Nominees                 Directorships                Since    Age
     ----------------           ------------------------          --------  ---
                          President, Equitable Production
 James M. Funk            Company                                April 2000  51
 William F. Wallace(1)(2) Advisory Member, the Beacon Alliance   April 2000  61
                          of the Beacon Group; Director,
                          Input/Output, Inc. and Khanty
                          Mansiysk Oil Corp.; Director of
                          Westport Oil and Gas Company, Inc.
                          from 1996 until April 2000
 Peter R. Hearl(1)        Executive Vice President, Tricon       July 2000   50
                          Restaurants International (formerly
                          PepsiCo Restaurants International);
                          Director, Kentucky Fried Chicken
                          Ltd. Japan
                               CONTINUING DIRECTORS
                                Principal Occupation and          Director
    Class 2 Directors                 Directorships                Since    Age
    -----------------           ------------------------          --------  ---
 David L. Porges          Executive Vice President and Chief     April 2000  43
                          Financial Officer, Equitable
                          Resources, Inc.
 Donald D. Wolf           Chairman and Chief Executive           April 2000  57
                          Officer, Westport Resources
                          Corporation; Director, MarkWest
                          Hydrocarbon, Inc. and Aspect
                          Resources LLC
 Alex M. Cranberg(2)      President, Aspect Management Corp.;    April 2000  45
                          Director, Brigham Oil & Gas Co.;
                          Director of Westport Oil and Gas
                          Company, Inc. from 1996 until April
                          2000
                                Principal Occupation and          Director
    Class 3 Directors                 Directorships                Since    Age
    -----------------           ------------------------          --------  ---
 Murry S. Gerber          Chairman, President and Chief          April 2000  48
                          Executive Officer, Equitable
                          Resources, Inc.; Director,
                          BlackRock, Inc.
 Michael Russell          Partner, Dr. Richard J. Haas           April 2000  51
                          Partners, London; Director of
                          Westport Oil and Gas Company, Inc.
                          from July 1991 to June 1996
                          Self-employed tax and business
 Randy Stein(1)(2)        consultant                             July 2000   47

--------

(1) Member of the Audit Committee of the Board of Directors.
(2) Member of the Compensation Committee of the Board of Directors.

   Each of the nominees and directors named above has been engaged in the principal occupation set forth opposite his name for the past five years except as follows:

   Mr. Funk was an independent consultant for J.M. Funk & Assoc., Inc. from February 1999 through June 2000. Prior to this, Mr. Funk worked for 23 years at Shell Oil, where he held positions of President, Shell Continental Companies (January 1998 through January 1999), Vice President, Shell Offshore, Inc. and General Manager, Shelf E&P Business Unit (October 1991 through December 1997), and Chief Executive Officer of Shell Midstream Enterprises, Inc. (April 1996 through December 1997).

   Mr. Porges was a Managing Director for Bankers Trust Corporation, a financial services firm, from 1991 through July 1998.

   Mr. Wolf was Chairman and Chief Executive Officer of General Atlantic Energy Co. when it merged with UMC Petroleum in 1994. Mr. Wolf served UMC Petroleum as President and Chief Operating Officer until May 1996.

   Mr. Gerber served as Chief Executive Officer of Coral Energy, a joint venture of Shell Oil, Tejas Gas and Shell Canada, from November 1995 through June 1998.

   Mr. Russell served as President of Westport Oil and Gas Company, Inc. from its inception through June 1996.

   Mr. Stein served as a Principal at PricewaterhouseCoopers LLP, formerly Coopers & Lybrand LLP, from November 1986 to June 30, 2000.

Directors' Meetings and Committees of the Board of Directors

   The Board of Directors currently has nine members. Pursuant to a shareholders' agreement dated March 9, 2000, each of ERI Investments, Inc. and Westport Energy LLC have the right to designate three directors, one to each class. In addition, the agreement provides that the Company's then current chief executive officer shall serve as a director. The number of directors a party may designate is reduced if the party's percentage ownership of the Company is reduced below designated thresholds. Of the current directors, Messrs. Hearl, Porges, Gerber and Funk were designated by ERI Investments, Inc. and Messrs. Stein, Cranberg, Russell and Wallace were designated by Westport Energy LLC.

   The Board of Directors held five meetings during 2000 and executed five unanimous consents in lieu of meetings. During 2000, each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during the period that such director so served.

   The Board of Directors has the following standing committees:

   Audit Committee. The Audit Committee, which currently consists of Messrs. Stein, Hearl and Wallace, met four times during 2000. Each of these members qualifies as an "independent" director under Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. Mr. Stein serves as Chairman of the Audit Committee. The Audit Committee is responsible for:

  .recommending the selection of the Company's independent public accountants;

  .reviewing and approving the scope of the Company's independent public accountants' audit activity and the extent of non-audit services;

  .reviewing with management and the independent public accountants the adequacy of the Company's basic accounting systems and the effectiveness of the Company's internal audit plan and activities;

  .reviewing the Company's financial statements with management and the independent public accountants and exercising general oversight of the Company's financial reporting process; and

  .reviewing the Company's litigation and other legal matters that may affect its financial condition and monitoring compliance with the Company's business ethics and other policies.

   The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A attached to this Proxy Statement.

   Compensation Committee. The Compensation Committee, which currently consists of Messrs. Wallace, Stein and Cranberg, met four times during 2000 and executed one unanimous consent in lieu of meeting. Mr. Wallace is the Chairman of the Compensation Committee. The Compensation Committee is responsible for:

  .administering and granting awards under the Company's stock incentive plan;

  .reviewing the compensation of the Company's chief executive officer and recommendations of the Company's chief executive officer as to appropriate compensation for the Company's other executive officers and key personnel;

  .examining periodically the Company's general compensation structure; and

  .supervising the Company's welfare and pension plans and compensation plans.

   The Board of Directors currently has no nominating committee or committee performing a similar function.

Compensation Committee Interlocks and Insider Participation

   Donald D. Wolf, Chairman, Chief Executive Officer and a director of the Company, serves on the board of directors for Aspect Resources LLC, an affiliate of Aspect Management Corp. Alex M. Cranberg, a member of the Company's Board of Directors and Compensation Committee, is the President of Aspect Management Corp.

Compensation of Directors

   The Company's outside (non-employee) directors receive a retainer of $10,000 per year for serving as members of the Board of Directors, which they may elect to receive in the form of shares of Common Stock. In addition, each director receives $2,000 per meeting of the Board of Directors and $750 per committee meeting attended and is granted an annual stock option to purchase 4,500 shares of Common Stock, which vests annually over two years.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of March 31, 2001, regarding beneficial ownership of Common Stock by (i) each person, or group of affiliated persons, known by the Company to own beneficially 5% or more of its outstanding Common Stock, (ii) each of the Company's directors and executive officers and (iii) all of the Company's executive officers and directors as a group.

                                                    Beneficial Ownership(1)
                                                    ---------------------------
             Name of Beneficial Owner                  Shares       Percent
             ------------------------               -------------- ------------
Westport Energy LLC(2).............................     14,238,001      37.0
  21 Glen Oaks Ave.
  Summit, NJ 07901
ERI Investments, Inc.(3)...........................     13,911,152      36.2
  One Oxford Centre, Suite 3300
  Pittsburgh, PA 15219
Richard J. Haas(4).................................     14,238,001      37.0
Robert A. Haas(4)..................................     14,238,001      37.0
Eugen von Liechtenstein(4).........................     14,238,001      37.0
Graham Garner(4)...................................     14,238,001      37.0
Donald D. Wolf(5)..................................        285,750         *
Barth E. Whitham(6)................................        122,750         *
James H. Shonsey(7)................................         13,937         *
Kenneth D. Anderson(8).............................          6,298         *
Lynn S. Belcher(9).................................         30,810         *
Brian K. Bess(10)..................................         18,170         *
Robert R. McBride(11)..............................         13,500         *
Alex M. Cranberg(12)...............................         16,440         *
James M. Funk(13)..................................          5,422         *
Murry S. Gerber....................................          6,500         *
Peter R. Hearl(14).................................          5,302         *
David L. Porges....................................          2,000         *
Michael Russell....................................             --        --
Randy Stein(15)....................................          5,302         *
William F. Wallace(16).............................         15,920         *
Directors and executive officers as a group(17)....        548,101      1.41

--------

*Less than one percent.
(1) Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2001, are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) All of the interests of Westport Energy LLC are held by Westport Investments Ltd, a Bahamas corporation. All voting decisions with respect to the shares of the Company held by Westport Energy LLC are made by the board of directors of Westport Investments Ltd. No member of the board of directors of Westport Investment Ltd holds any position with the Company.
(3) ERI Investments, Inc. is an indirect, wholly-owned subsidiary of Equitable Resources, Inc. Murry S. Gerber, a director of the Company, is Chairman, President and Chief Executive Officer of Equitable

   Resources, Inc. David L. Porges, a director of the Company, is Executive Vice President and Chief Financial Officer of Equitable Resources, Inc. James M. Funk, a director of the Company, is President of Equitable Production Company, an indirect, wholly-owned subsidiary of Equitable Resources, Inc.
(4) Includes 14,238,001 shares of Common Stock held by Westport Energy LLC. The board of directors of Westport Investments Ltd consists of Dr. Richard J. Haas, Robert A. Haas, Eugen von Liechtenstein and Graham Garner, each of whom disclaims beneficial ownership of the shares of Common Stock held by Westport Energy LLC. The address of Dr. Haas and each of Messrs. Haas, von Liechtenstein and Garner is c/o Westport Resources Corporation, 410 Seventeenth Street, Suite 2300, Denver, Colorado 80202.
(5) Includes 33,750 shares of Common Stock held by Donald D. Wolf Family Limited Partnership and 2,000 shares of Common Stock subject to restrictions pursuant to a restricted stock agreement dated January 11, 2001. Mr. Wolf is the sole general partner of Donald D. Wolf Family Limited Partnership. Mr. Wolf holds options to purchase 900,000 shares of Common Stock, 250,000 of which are exercisable within 60 days of March 31, 2001.
(6) Includes 1,500 shares of Common Stock subject to restrictions pursuant to a restricted stock agreement dated January 11, 2001. Mr. Whitham holds options to purchase 337,500 shares of Common Stock, 87,500 of which are exercisable within 60 days of March 31, 2001.
(7) Mr. Shonsey holds options to purchase 38,812 shares of Common Stock, 12,937 of which are exercisable within 60 days of March 31, 2001.
(8) Mr. Anderson holds options to purchase 29,394 shares of Common Stock, 5,798 of which are exercisable within 60 days of March 31, 2001.
(9) Includes 600 shares of Common Stock subject to restrictions pursuant to a restricted stock agreement dated January 11, 2001. Mr. Belcher holds options to purchase 101,831 shares of Common Stock, 26,610 of which are exercisable within 60 days of March 31, 2001.
(10) Includes 600 shares of Common Stock subject to restrictions pursuant to a restricted stock agreement dated January 11, 2001. Mr. Bess holds options to purchase 77,710 shares of Common Stock, 17,570 of which are exercisable within 60 days of March 31, 2001.
(11) Includes 13,500 shares of Common Stock subject to restrictions pursuant to a restricted stock agreement dated January 11, 2001. Mr. McBride holds options to purchase 35,000 shares of Common Stock, none of which are exercisable within 60 days of March 31, 2001.
(12) Mr. Cranberg holds options to purchase 13,018 shares of Common Stock, all of which are exercisable within 60 days of March 31, 2001.
(13) Mr. Funk holds options to purchase 4,500 shares of Common Stock, all of which are exercisable within 60 days of March 31, 2001.
(14) Mr. Hearl holds options to purchase 4,500 shares of Common Stock, none of which are exercisable within 60 days of March 31, 2001.
(15) Mr. Stein holds options to purchase 4,500 shares of Common Stock, none of which are exercisable within 60 days of March 31, 2001.
(16) Mr. Wallace holds options to purchase 11,998 shares of Common Stock, all of which are exercisable within 60 days of March 31, 2001.
(17) The directors and executive officers together hold options to purchase 1,558,763 shares of Common Stock, 429,931 of which are exercisable within 60 days of March 31, 2001.

                                   MANAGEMENT

   The following table sets forth certain information with respect to the executive officers of the Company as of March 31, 2001. The Company's executive officers serve at the discretion of the Board of Directors.

             Name        Age                     Position
             ----        ---                     --------
       Donald D. Wolf     57 Chairman, Chief Executive Officer and Director
       Barth E. Whitham   44 President, Chief Operating Officer and Secretary
       James H. Shonsey   49 Chief Financial Officer
       Kenneth D.
        Anderson          58 Vice President--Accounting
       Lynn S. Belcher    47 Vice President--Business Development
       Brian K. Bess      40 Vice President--Engineering
       Robert R.
        McBride           43 Vice President and General Manager, Gulf Coast

   Donald D. Wolf has served as Chairman, Chief Executive Officer and Director of the Company since April 2000. He joined Westport Oil and Gas Company, Inc. in June 1996 as Chairman and Chief Executive Officer and has a diversified 35-year career in the oil and natural gas industry. In 1981, Mr. Wolf founded General Atlantic Energy Co., where he was Chairman and Chief Executive Officer when it successfully completed an initial public offering in 1993. General Atlantic subsequently merged with UMC Petroleum in 1994. Mr. Wolf resigned from UMC in May 1996 as President and Chief Operating Officer. Prior to that time, Mr. Wolf held positions with Sun Oil Co. and Bow Valley Exploration in Canada before moving to Denver in 1974, where he was employed by Tesoro Petroleum and Southland Royalty Co. In 1977, he co-founded Terra Marine Energy Co., which was sold in 1980 to Southport Exploration.

   Barth E. Whitham has served as President, Chief Operating Officer and Secretary of the Company since April 2000. Mr. Whitham joined Westport Oil and Gas Company, Inc. at its inception in 1991, where he held the positions of President and Chief Operating Officer. Prior to joining Westport Oil and Gas Company, Inc., Mr. Whitham was Manager of Production Operations for the Caza companies. From 1979 to 1991, Mr. Whitham was associated with several U.S. and Canadian oil and natural gas companies, including Pennzoil Exploration and Production Co. and Pembina Resources Ltd., where his experience included reservoir engineering, strategic planning, property evaluation and operations management.

   James H. Shonsey has served as Chief Financial Officer of the Company since April 2000. Mr. Shonsey joined Westport Oil and Gas Company, Inc. in August 1997 as Chief Financial Officer. Prior to joining Westport Oil and Gas Company, Inc., Mr. Shonsey was Vice President of Finance for Snyder Oil Corp., where he was employed from 1991 to August 1997. From 1987 to 1991, Mr. Shonsey serviced in various capacities, including Director of Operations--Accounting for Apache Corp.

   Kenneth D. Anderson has served as the Company's Vice President--Accounting since April 2000. Mr. Anderson joined Westport Oil and Gas Company, Inc. in September 1991 as Controller.

   Lynn S. Belcher has served as the Company's Vice President--Business Development since April 2000. Mr. Belcher joined Westport Oil and Gas Company, Inc. in September 1996 as Vice President--Land. Mr. Belcher served in this position until June 1998 when he was named Vice President--Business Development. Mr. Belcher co-founded Focus Exploration, Inc. in 1985 and Peak Energy Co., in 1992. Mr. Belcher served as Vice President--Land for Peak Energy Co. from June 1995 through September 1996.

   Brian K. Bess has served as the Company's Vice President--Engineering since April 2000. Mr. Bess joined Westport Oil and Gas Company, Inc. in May 1999 as Vice President--Engineering. Prior to joining Westport Oil and Gas Company, Inc., Mr. Bess was the Acquisitions and Reservoir Manager for General Atlantic Resources/UMC Petroleum Corp. from February 1993 until May 1998.

   Robert R. McBride has served as the Company's Vice President and General Manager, Gulf Coast since February 2001. Prior to joining the Company, Mr. McBride was Vice President and Regional Manager of Cabot Oil & Gas Corporation from September 1999 to January 2001. From September 1997 to September 1999, Mr. McBride served as President and General Manager of Pennzoil Venezuela Corporation. Mr. McBride held various positions with American Exploration Company from April 1992 to May 1997.

Employment Agreements

   The Company entered into an employment agreement with each of Donald D. Wolf and Barth E. Whitham on May 8, 2000 to serve as Westport's Chairman and Chief Executive Officer and its President and Chief Operating Officer, respectively. The initial term of each employment agreement extends through May 31, 2003. During this term, Mr. Wolf and Mr. Whitham will receive an annual base salary of $325,000 and $225,000, respectively, subject to annual adjustments. In addition to their salary, Mr. Wolf and Mr. Whitham received a stock option to acquire 750,000 shares and 262,500 shares, respectively, of Common Stock at an exercise price of $10.85 per share. The options vest ratably over three years. The agreements provide that if any payments or distributions to Mr. Wolf or Mr. Whitham by the Company or any affiliate are subject to Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company is required to compensate such person for the amount of any excise tax imposed pursuant to
Section 4999 of the Code and for any taxes imposed on that additional payment.
Section 4999 of the Code addresses additional taxes payable in the event of a change of control of the Company.

   The employment agreements also provide for severance payments to Mr. Wolf and Mr. Whitham if the Company terminates such person's employment other than for cause or if such person's employment is terminated upon a change of control of the Company. In such case, the Company must pay accrued base salary and business expenses incurred as of the date of termination, an amount equal to three times the individual's then applicable base salary and three times the average of the bonus he received for the last three years. The employment agreements also include a non-competition provision for one year if the individual voluntarily terminates his employment and a non-solicitation provision for one year following the termination of such person's employment.

                             EXECUTIVE COMPENSATION

   The following table sets forth certain information with respect to the compensation of the Chief Executive Officer of the Company and each of its four other most highly compensated executive officers (collectively, the "named executive officers") for the years ended December 31, 2000, 1999 and 1998. The annual compensation amounts in the table exclude perquisites and other personal benefits for individuals for whom the aggregate amount of such compensation does not exceed the lesser of (i) $50,000 and (ii) 10% of the total annual salary and bonus for such named executive officer in that year.

                           Summary Compensation Table

                                                                Long-Term
                                  Annual Compensation      Compensation Awards
                              ---------------------------- --------------------
                                              Other Annual                       All Other
   Name and Principal         Salary   Bonus  Compensation SecuritiesUnderlying Compensation
        Position         Year   ($)     ($)     ($) (1)        Options (#)          ($)
   ------------------    ---- ------- ------- ------------ -------------------- ------------
Donald D. Wolf.......... 2000 323,396 100,000    14,204          900,000              --
 Chairman, Chief
  Executive              1999 220,631  50,000    13,117          308,250              --
 Officer                 1998 217,087  40,000    13,994              --               --
Barth E. Whitham........ 2000 224,251  65,000    14,684          337,500              --
 President, Chief        1999 196,181  33,000    12,533           98,100              --
 Operating Officer,
  Secretary              1998 194,121  10,000    16,093              --               --
James H. Shonsey........ 2000 166,506  35,000       --            38,812              --
 Chief Financial Officer 1999 153,181  11,945       --            18,000              --
                         1998 151,621     --        --               --            20,000(2)
Brian K. Bess........... 2000 152,422  40,000       --            77,710              --
 Vice President--        1999 140,000  23,500       --            18,000              --
 Engineering             1998 151,621     --        --            37,500           10,000(2)
Klein P. Kleinpeter
 (3).................... 2000 145,167  40,000       --            45,000              --
 Vice President and      1999     --      --        --               --               --
 General Manager,Gulf
  Coast                  1998     --      --        --               --               --

--------
(1) Includes an automobile allowance and club membership dues.
(2) Reimbursement for moving expenses.
(3) Mr. Kleinpeter resigned from the Company on January 31, 2001.

Stock Options Granted in 2000

   The following table contains information concerning stock options granted to the named executive officers in 2000.

                                                                          Potential Realizable
                                                                            Value at Assumed
                                                                            Annual rates of
                                                                              Stock Price
                                                                            Appreciation for
                              Individual Grants                           Option Terms ($) (3)
                         ----------------------------                     --------------------
                            Number of     % of Total  Exercise
                           Securities    Options/SARs  Price
                           Underlying     Granted to    Per
                          Options/SARs   Employees in   Share  Expiration
          Name           Granted (#) (1)   2000 (2)    ($/sh)     Date       5%        10%
          ----           --------------- ------------ -------- ---------- --------- ----------
Donald D. Wolf..........     750,000         35.5      10.85      5/8/10  5,120,000 12,975,000
 Chairman, Chief             150,000          7.1      17.63    12/13/10  1,663,000  4,213,000
 Executive Officer
Barth E. Whitham........     262,500         12.4      10.85      5/8/10  1,792,000  4,541,250
 President, Chief
  Operating                   75,000          3.6      17.63    12/13/10    831,000  2,107,000
 Officer, Secretary
James H. Shonsey........      38,812          1.8      10.85      5/8/10    264,960    671,456
 Chief Financial Officer
Brian K. Bess...........      52,710          2.5      10.85      5/8/10    359,833    911,883
 Vice President--             25,000          1.2      17.63    12/13/10    277,000    702,000
 Engineering
Klein P. Kleinpeter
 (4)....................      45,000          2.1      10.85      5/8/10    499,000  1,264,000
 Vice President and
  General
 Manager, Gulf Coast

--------
(1) The options expire ten years from the date of grant and vest 1/3 on each anniversary of the grant date.

(2) In 2000, the Company granted to employees options to purchase a total of 2,110,880 shares of Common Stock, of which 44,421 were subsequently forfeited and 13,018 were exercised as of December 31, 2000.
(3) In accordance with the rules of the Commission, the amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on the assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and do not reflect the Company's estimates or projections of the future price of the Common Stock. The gains shown are net of the option price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holder's continued employment through the option period, and the date on which the options are exercised.
(4) Mr. Kleinpeter resigned from the Company on January 31, 2001.

Stock Option Exercises and Fiscal Year-End Values

   The following table contains certain information concerning stock options exercised during 2000 and the value of unexercised options at December 31, 2000.

                                                       Number of Securities
                                                      Underlying Unexercised   Value of Unexercised In-
                                                      Options at December 31,    the-Money Options at
                                                             2000 (#)          December 31, 2000 ($) (1)
                                                     ------------------------- -------------------------
                           Shares
                         Acquired on  Value Realized
          Name           Exercise (#)      ($)       Exercisable Unexercisable Exercisable Unexercisable
          ----           -----------  -------------- ----------- ------------- ----------- -------------
Donald D. Wolf               --            --            --         900,000        --        8,964,750
 Chairman,
 Chief Executive Officer
Barth E. Whitham             --            --            --         337,500        --        3,234,750
 President, Chief
 Operating Officer,
 Secretary
James H. Shonsey             --            --            --          38,812        --          430,425
 Chief Financial Officer
Brian K. Bess                --            --            --          77,710        --          664,754
 Vice President -
 Engineering
Klein P. Kleinpeter (2)      --            --            --          45,000        --          499,050
 Vice President and
 General Manager,
 Gulf Coast

(1) The value of each unexercised in-the-money stock option is equal to the difference between the closing price of the Common Stock on the New York Stock Exchange on December 29, 2000 of $21.94 per share and the exercise price of the stock option.
(2) Mr. Kleinpeter resigned from the Company on January 31, 2001.

Employee Benefit Plans

   Employee Benefit Plan. Effective October 17, 2000, the Company adopted the Westport Resources Corporation 2000 Stock Incentive Plan. The current plan merges, amends and restates the EPGC Directors' Stock Option Plan and the EPGC 2000 Stock Option Plan, each of which was adopted effective March 1, 2000. The current plan contains terms regarding stock option awards that are substantially similar to the terms of the predecessor plans, other than with respect to the vesting period for options issued pursuant to the EPGC Directors' Stock Option Plan, which formerly vested in full on the date of grant and now vest on a schedule determined by the Company's Compensation Committee. Further, the current plan contemplates awards of stock appreciation rights, restricted stock and other performance awards, in addition to the stock option grants contemplated by the predecessor plans. For more information on the current plan, see "Proposal 2--Approval of 2000 Stock Incentive Plan."

   The Company has reserved 4,110,813 shares of its Common Stock for issuance under the plan. As of December 31, 2000, 526,000 options had been granted under the plan. In addition, options to purchase an aggregate of 1,527,441 shares of Common Stock granted under the EPGC 2000 Stock Option Plan and the EPGC Directors' Stock Option Plan are currently outstanding. Options to purchase an aggregate of 29,516 of these shares held by certain of the Company's current and former directors are fully vested and immediately exercisable, and all of the options terminate not later than 10 years from the date of grant.

   Retirement Savings Plan. The Company assumed a retirement savings plan pursuant to the merger between Westport Oil and Gas Company, Inc. and Equitable Production (Gulf) Company. This savings and profit sharing plan covers all of the Company's employees. The plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 401(k) of the Code.

   The assets of the plan are held and the related investments are executed by the plan's trustee. Participants in the plan have investment alternatives in which to place their funds. The Company pays all administrative fees on behalf of the plan. The plan provides for discretionary matching by the Company of 60% of each participant's contributions up to 6% of the participant's compensation. The Company contributed $155,000 for the year ended December 31, 2000 and Westport Oil and Gas Company, Inc. (prior to the Company's assumption of the plan) contributed $114,000 and $104,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

   Annual Incentive Plan. The Westport Annual Incentive Plan 2000 provides an opportunity for specified employees within a business unit to be eligible for a bonus based on both the Company and the business unit achieving various performance objectives. Under the plan, the administrator of the plan annually determines the goals that each business unit must achieve, as well as the target bonus amount for achieving the goals. The administrator also establishes the Company performance goal, which must be achieved before any bonuses will be paid out under this plan. If the Company obtains its performance goal and the individual business units achieve their respective goals, 25% of the bonus amount allocated to a business unit will be paid out to each participating employee within such business unit and 75% of the bonus will be awarded to various individuals within such business unit on a discretionary basis.

   Royalty Participation Program. On October 17, 1997, Westport Overriding Royalty LLC was established, through which the Company implemented a royalty participation program. This program is designed to provide an incentive for specified key employees to contribute to the Company's success. Under the terms of the program, participants can receive a percentage of an overriding royalty working interest on prospects owned by the Company. Percentages are established at the Company's discretion, but in no event exceed 2% of the Company's net interest. Effective March 31, 2000, the Company's officers or directors were permitted to retain existing royalty interests but were no longer eligible to receive any new royalty interests from this program.

                       TRANSACTIONS WITH RELATED PARTIES

   Shareholders' Agreement. In connection with the merger between Westport Oil and Gas Company, Inc. and Equitable Production (Gulf) Company, the Company entered into a shareholders' agreement with Westport Energy Corporation and Equitable Production Company. Equitable Production Company's shares of Common Stock were subsequently transferred to ERI Investments, Inc., a Delaware corporation and indirect, wholly-owned subsidiary of Equitable Resources, Inc. Westport Energy Corporation became Westport Energy LLC pursuant to a statutory conversion. In addition, each of Barth E. Whitham and Donald D. Wolf Family Limited Partnership have granted Westport Energy LLC the power and authority to extend the provisions in the shareholders' agreement to the shares of Common Stock owned by such stockholders. The shareholders' agreement contains several provisions including:

  .a voting agreement whereby the parties must vote their shares according to the shareholders' agreement;

  .each of ERI Investments, Inc. and Westport Energy LLC has the right to designate three directors, one to each class. The number of directors a party may designate is reduced if the ownership of the party is reduced below designated thresholds;

  .if each of ERI Investments, Inc. and Westport Energy LLC has the right to appoint at least two directors, the approval of two-thirds of the board of directors is required to approve certain acquisitions and dispositions;

  .subject to certain conditions, neither ERI Investments, Inc. nor Westport
     Energy LLC will acquire any additional shares of Common Stock without the consent of the other;

  .each of ERI Investments, Inc. and Westport Energy LLC is granted unlimited piggyback registration rights;

  .each of ERI Investments, Inc. and Westport Energy LLC is granted three demand registration rights; and

  .the parties agree to enter into holdback agreements if requested by the Company or the managing underwriters in underwritten offerings.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock (collectively "Reporting Persons"), to file with the Commission initial reports of Common Stock ownership and reports of changes in such ownership. A Reporting Person must file a Form 3 -- Initial Statement of Beneficial Ownership of Securities within 10 days after such person becomes a Reporting Person. A Reporting Person must file a Form 4 -- Statement of Changes of Beneficial Ownership of Securities within 10 days after any month in which such person's beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. Such exempt changes include stock options granted under a plan qualifying pursuant to Rule 16b-3 under the Exchange Act. A Reporting Person must file a Form 5 -- Annual Statement of Beneficial Ownership of Securities within 45 days after the end of the Company's fiscal year to report any changes in ownership during the year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

   The Commission's rules require the Company's Reporting Persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company, the Company believes that the Reporting Persons have complied with all applicable Section 16(a) filing requirements for 2000 on a timely basis.

                      REPORT OF THE COMPENSATION COMMITTEE

   During 2000, the Compensation Committee of the Board of Directors consisted of Messrs. Wallace, Stein and Cranberg. The Compensation Committee oversees the administration of compensation programs applicable to all employees of the Company, including its executive officers. Executive compensation is reviewed and approved annually by the Compensation Committee.

   The Compensation Committee seeks to encourage growth in the Company's oil and natural gas reserves and cash flow and to enhance stockholder value through the creation and maintenance of compensation opportunities that attract and retain committed, highly qualified personnel. To achieve those goals, the Compensation Committee believes that the compensation of all employees, including executive officers, should include the following components:

  .a base salary that is competitive with compensation offered by other oil and natural gas exploration and production enterprises similar to the Company;

  .annual incentive compensation, based on Company performance and profitability, to reward achievement of Company objectives, individual responsibility and productivity, high quality work and impact on Company results; and

  .case-specific compensation plans to accommodate individual circumstances or non-recurring situations as required.

   Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation paid to its chief executive officer and four other most highly compensated executive officers if the compensation of any such officers exceeds $1.0 million in a particular year. In connection with its policies relating to executive compensation, the Compensation Committee considered the implications of Section 162(m) along with the various other factors described elsewhere in this report in making its executive compensation determinations in 2000. The Compensation Committee has not intended and does not currently intend to award compensation to any executive officer that would exceed the deduction limit of Section 162(m).

   Company Performance. The following summarizes the Company's operational and financial highlights for the year ended December 31, 2000:

  .In 2000, the Company drilled 153 development wells onshore and 24 development wells in the Gulf of Mexico, of which 169 were successful. The Company participated in two exploration wells onshore and 18 exploration wells in the Gulf of Mexico, of which 12 were successful.

  .Proved reserves increased approximately 44% to 454.3 billion cubic feet of natural gas equivalent ("Bcfe") at December 31, 2000 compared to 315.8 Bcfe at December 31, 1999.

  .Net production increased over 68% to 55.8 Bcfe in 2000 compared to 33.1 Bcfe in 1999.

  .Net income for 2000 was $43.5 million compared to a net loss of $3.1 million in 1999.

  .Income from operations was $73.2 million in 2000 compared to income from operations of $1.9 million in 1999.

  .Cash flow from operating activities was $143.4 million for 2000 compared to $21.3 million for 1999.

  .The Company commenced its initial public offering on October 19, 2000 and received net proceeds of $103.9 million. The Company used the net proceeds from the offering to repay a portion of the debt under its credit agreement.

   Executive Compensation. Before taking the actions described in this report, the Compensation Committee reviewed and discussed the Company's financial and operating results. A summary of the indicators deemed particularly relevant by the Compensation Committee are presented above. Specific actions taken by the Compensation Committee regarding executive compensation are summarized below.

  .Base Salary. The Compensation Committee evaluated peer group information in setting base salary levels. Annual salary adjustments for the Company's executive group are based on general levels of market salary increases, individual performance and the Company's overall financial and operating results, without any specific relative weight assigned to any of these factors.

  .Incentive Bonus. Awards granted to the named executive officers in December
     2000 for the 2000 performance period are presented under "Bonus" in the Summary Compensation Table. Such awards were based on level of responsibility, the Company's performance and on individual productivity, quality of work and impact on the Company's results. The Compensation Committee established awards for each executive after reviewing the recommendations of the Chief Executive Officer.

  .Stock Option Awards. In 2000, the Compensation Committee granted options to purchase an aggregate of 1,530,247 shares of Common Stock to Messrs. Wolf, Whitham, Shonsey, Bess, Belcher, Anderson and Kleinpeter to provide incentive with respect to the Company's future performance. These awards have a meaningful retention component since one-third of the awards vest on each anniversary of the grant date. Mr. Kleinpeter resigned from the Company on January 31, 2001.

   Chief Executive Officer Compensation. As described above, the Company's executive compensation philosophy, including compensation of the Chief Executive Officer, is a competitive base salary and incentive compensation based upon the Company's performance. Specific actions taken by the Compensation Committee regarding Mr. Wolf's compensation are summarized below.

  .Base Salary. Mr. Wolf's salary was $323,396. The Compensation Committee considered operating and financial results for 2000 and the compensation received by chief executive officers of comparable companies in the oil and natural gas exploration and production industry.

  .Incentive Bonus. The Compensation Committee approved a bonus of $100,000 to
     Mr. Wolf for 2000, which was paid in March 2001. This award was based upon the Company's performance and on his impact on the Company's results.

  .Stock Option Awards. In December 2000, the Compensation Committee granted options to purchase 150,000 shares of Common Stock to Mr. Wolf to provide incentive with respect to the Company's future performance. This award has a meaningful retention component since one-third of the award vests on each anniversary of the grant date.

                                             Compensation Committee

                                             William F. Wallace
                                             Randy Stein
                                             Alex M. Cranberg

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2000 with management, who has primary responsibility for the Company's financial statements, the overall reporting process and systems of internal controls, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

   In addition, the Audit Committee reviewed and discussed the Company's audited financial statements with the independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles, including their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

   The Audit Committee discussed with the independent auditors the overall scope and plans for their audits and the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and considered the compatibility of nonaudit services with the auditors' independence.

   The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   In fulfillment of its oversight responsibilities, the Audit Committee relies on the work and assurances of the Company's management and independent auditors. In reliance on the reviews and discussions referred to herein, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Arthur Andersen, LLP as the Company's independent auditors.

                                             Audit Committee

                                             Randy Stein
                                             Peter R. Hearl
                                             William F. Wallace

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

   As required by applicable rules of the Commission, the performance graph shown below was prepared based upon the following assumptions:

   1. $100 was invested in the Common Stock on October 20, 2000 (the first full trading day following the effective date of the Company's registration statement filed in connection with the initial public offering of the Common Stock), and $100 was invested in the Peer Group (as defined below) and the S&P Industry Group 380--Oil and Gas Exploration/Production on October 20, 2000 at the closing price on such date.

    2. Peer Group investment is weighted based on the stock market capitalization of each individual company within the Peer Group at the beginning of the period.

    3.  Dividends are reinvested on the ex-dividend dates.

   The companies that comprise the Company's Peer Group are as follows:

 .Barrett Resources Corporation

 .Cabot Oil & Gas Corporation

 .Chieftain International, Inc.

 .Comstock Resources, Inc.

 .Forest Oil Corporation

 .The Houston Exploration Company

 .Newfield Exploration Company

 .Saint Mary Land and Exploration Company

 .Stone Energy Corporation

 .Tom Brown, Inc.

                  [STOCKHOLDERS CHART FOR WESTPORT RESOURCES]

                                                               10/20/00 12/31/00
                                                               -------- --------
   Westport Resources Corporation............................    100.00   139.29
   Peer Group................................................    100.00   127.08
   S&P Industry Group 380--Oil/Gas Exp/Prod..................    100.00   119.81

                                   PROPOSAL 2

                     APPROVAL OF 2000 STOCK INCENTIVE PLAN

Plan Background and Description.

   Subject to stockholder approval, the Westport Resources Corporation 2000 Stock Incentive Plan (the "Incentive Plan") was adopted and approved by the Board of Directors to provide an incentive to employees, individuals who have accepted an offer of employment, officers, consultants and eligible directors of the Company, and to thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to such individuals an added long-term incentive for high levels of performance and unusual extents through the grant of stock options and other awards. The Incentive Plan merges, amends and restates the EPGC Directors' Stock Option Plan (the "Predecessor Directors' Plan") and the EPGC 2000 Stock Option Plan (the "Predecessor Employees' Plan"), each of which was previously adopted and approved by the Board of Directors on March 1, 2000 (together, the "Predecessor Plans"). The terms of the Predecessor Plans are substantially similar to the terms of the Incentive Plan except as described below. Options granted under the Incentive Plan may be incentive stock options ("Incentive Stock Options") (as defined under Section 422 of the Code) or nonqualified stock options ("Nonqualified Stock Options," and together with Incentive Stock Options, "Options"). Stock awards other than Options that may be granted under the Incentive Plan include performance awards (consisting of performance shares and performance units), stock appreciation rights and restricted stock awards (collectively, "Awards"). A copy of the Incentive Plan is included as Appendix B attached to this Proxy Statement.

   The Incentive Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, nor is it subject to the provisions of ERISA. As described below, the Incentive Plan will automatically terminate in 2010.

Shares Reserved for Issuance Under the Incentive Plan.

   A total of 4,110,813 shares of Common Stock have been reserved for issuance under the Incentive Plan, all of which may be issued pursuant to Incentive Stock Options. The Incentive Plan places certain restrictions on the number of shares of Common Stock or total awards an individual may receive in any given year.

   A maximum of 750,000 shares of Common Stock may be covered by Options and stock appreciation rights granted to any one individual in any calendar year.

   The maximum dollar amount of cash or the fair market value (determined in accordance with the Incentive Plan) of shares of Common Stock that any eligible individual may receive for any single or combined performance goals in any specified performance cycle in respect of performance units denominated in dollars may not exceed $500,000.

   No individual may be awarded more than 500,000 performance shares in any calendar year.

   As of December 31, 2000, Nonqualified Stock Options covering 1,497,925 shares of Common Stock granted pursuant to the Predecessor Employees' Plan, Nonqualified Stock Options covering 29,516 shares of Common Stock granted pursuant to the Predecessor Directors' Plan and Nonqualified Stock Options covering 526,000 shares of Common Stock granted pursuant to the Incentive Plan were outstanding.

Incentive Plan Administration.

   The authority to control and manage the operation and administration of the Incentive Plan is vested in a committee (the "Committee") appointed by the Board of Directors, which Committee is required to hold meetings at such times as may be necessary for the proper administration of the Incentive Plan. The Board of

Directors elects certain directors to serve as members of the Company's Compensation Committee, and has appointed the Compensation Committee to serve as the Committee for the Incentive Plan. With respect to Options or Awards that are (i) intended to qualify as "performance-based" under Section 162(m) of the Code, and/or (ii) granted to individuals who qualify as "insiders" under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (A) any Committee members who do not qualify as "outside directors" (as defined under Section 162(m) of the Code) and/or "nonemployee directors" (as defined under Rule 16b-3 under the Exchange Act), as the case may be, have no authority to act and shall automatically be recused from any action with respect to Options or Awards, and (B) the remaining qualifying directors are authorized to act independently without further approval. Notwithstanding the foregoing, if the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may take any action under the Incentive Plan that would otherwise be the responsibility of the Committee; provided, however, that if any members of the Board of Directors do not qualify as outside directors, only the Committee appointed above may grant Options or Awards that are intended to be performance-based under Section 162(m) of the Code.

Eligible Participants.

   Employees, individuals who have accepted an offer of employment, officers, eligible directors, and consultants of the Company are eligible to receive Nonqualified Stock Options, performance awards, stock appreciation rights and restricted stock. The Committee has the power to determine those individuals and directors to whom Options and Awards shall be granted and the terms and conditions thereof. Key employees (including officers and directors who were employees) were eligible to participate in the Predecessor Employees' Plan and only nonemployee directors were eligible to participate in the Predecessor Directors' Plan. Incentive Stock Options may be granted only to employees of the Company and certain other eligible individuals.

   The Committee selects the individuals who receive Options and Awards under the Incentive Plan, and, subject to the provisions of the Incentive Plan, determines the terms of each Option or Award and the number of shares of Common Stock subject to each Option or Award.

Grants Permitted Under the Incentive Plan.

   The Incentive Plan permits grants of Incentive Stock Options, Nonqualified Stock Options, performance awards, stock appreciation rights and restricted stock awards. Each of these grants are described below. The "Tax Information" section summarizes the tax treatment of these grants.

Stock Options.

   A stock option is a right to buy stock. Incentive Stock Options are options that qualify for preferred tax treatment under Section 422 of the Code. Nonqualified Stock Options are options that do not qualify as Incentive Stock Options.

   The Committee determines the term of each Option and the time period during which each Option may be exercised, and is authorized to accelerate the exercisability of any stock option at any time. The term of an Option may not exceed ten years from the date of grant. Outstanding Options granted under the Predecessor Directors' Plan were fully vested and immediately exercisable on the date of grant. Options granted under the Predecessor Employees' Plan will vest immediately upon a Change in Control (as defined in such plan) of the Company.

   The Committee also determines the purchase price of the Option. The purchase price for an Option may not be less than 100% of the fair market value of the Common Stock on the date of the grant and the purchase price of an Incentive Stock Option granted to an employee who owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent or any subsidiary of the

Company) may not be less than 110% of the fair market value of the Common Stock on the date of the grant. Options granted under the Predecessor Plans were granted at fair market value at the time of the grant.

   The purchase price for any shares of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations and the terms of the Incentive Plan, either (i) in cash or check at the time the Option is exercised or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of a qualified Stock Option) (1) by delivery to the Company of other shares of Common Stock,
(2) according to a deferred payment or other similar arrangement with the optionee or (3) in any other form of legal consideration that may be acceptable to the Committee, including, without limitation, a "cashless" exercise program established with a broker.

   If an optionee's employment terminates for any reason, his or her Option may generally be exercised (to the extent it was exercisable at the date of such termination) for three months following termination (except as provided below). If termination of employment is due to death or disability, the post-termination period during which an Option may be exercised is generally lengthened to one year. The Committee is empowered under the Incentive Plan to include in the applicable Option agreement similar terms in connection with the termination of a non-employee director's service as a director of the Company. The Predecessor Employees' Plan additionally provided that if an optionee retired from the Company, his or her Option could be exercised (to the extent it was exercisable at the date of such retirement) for three months following retirement if it was an Incentive Stock Option and for 12 months following retirement if it was a Nonqualified Stock Option. The Predecessor Directors' Plan provided that if an optionee resigned or was removed as a director, his or her Option could be exercised for 90 days following such resignation or removal. The Predecessor Directors' Plan also provides that if the optionee died while serving as a director or within three months following termination of such status, the Option could be exercised by his or her heirs. Both the Incentive Plan and the Predecessor Employees' Plan provide generally that, upon termination of employment for cause (as defined in the Incentive Plan), or upon the breach of any confidentiality or noncompetition agreement, an Option shall immediately be forfeited. The Predecessor Directors' Plan did not contain a forfeiture provision.

   Options may contain "reload" provisions entitling the optionee to a further Option in the event the optionee exercises all or a portion of the first Option by surrendering previously owned shares of Common Stock. Such a "reload option" would generally contain the same terms and conditions as the original Option and would cover the number of shares of Common Stock surrendered when exercising the original Option.

   Incentive Stock Options granted under the Incentive Plan are non-transferable by the optionee, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee. The agreement evidencing a Nonqualified Stock Option may permit the transfer of the Option for no consideration to or for the benefit of the optionee's immediate family. Certain agreements evidencing Nonqualified Stock Options granted under the Incentive Plan and the Predecessor Plans included a provision permitting such transfers.

Terms Generally Applicable to Other Awards Available Under the Incentive Plan.

   Restricted Stock Awards. The Committee has the power to determine those individuals to whom restricted stock awards shall be granted and the restrictions on and terms and conditions thereof. Each restricted stock agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. These terms and conditions may change from time to time, and the terms and conditions of separate restricted stock agreements need not be identical.

   Until all restrictions upon the shares of restricted stock awarded to a grantee have lapsed, such shares may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated, nor may they be delivered to the grantee. The agreement evidencing the Award shall set forth any such restrictions. The Board of Directors may accelerate the lapse of all or a portion of the restrictions on an Award of shares of restricted stock at any time. Upon the lapse of the restrictions on shares of restricted stock, the Committee shall cause a stock certificate to be delivered to the grantee with respect to such shares, free of all restrictions under the Incentive Plan.

   Stock Appreciation Rights. Stock appreciation rights may be granted in connection with or independently of an Option. A stock appreciation right granted in connection with an Option is generally subject to the same terms and conditions with respect to exercisability, transfer and treatment upon termination of the holder's employment applicable to the particular Option grant to which it pertains. The holder shall elect between the exercise of the underlying Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an amount determined by multiplying (A) the excess of the fair market value (determined in accordance with the Incentive Plan) of a share of Common Stock on the date preceding the date of exercise of such stock appreciation right over the per share purchase price under the related Option, by (B) the number of shares with respect to exercisability, transfer and treatment upon termination of the holder's employment as to which such stock appreciation right is being exercised. Upon the exercise of a stock appreciation right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares of Common Stock as to which the stock appreciation right is exercised, and upon the exercise of an Option granted in connection with a stock appreciation right, the stock appreciation right shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

   Stock appreciation rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a stock appreciation right unrelated to an Option, the grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the fair market value of a share of Common Stock on the date preceding the date of exercise of such stock appreciation right over the fair market value of a share of Common Stock on the date the stock appreciation right was granted, by (B) number of shares as to which the stock appreciation right is being exercised.

   To exercise any outstanding stock appreciation right, the holder shall provide written notice of exercise to the Company. Payment to the grantee may be made in the discretion of the Committee solely in whole shares of Common Stock in a number determined at their fair market value on the date preceding the date of exercise of the stock appreciation right, or solely in cash, or in a combination of cash and shares of Common Stock. If the Committee decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

   Performance Units and Performance Shares. Performance units and performance shares may be awarded as the Committee shall determine, and the vesting of performance units and performance shares will be based upon the attainment of specific performance objectives within the performance cycle established by the Committee. Performance objectives and the length of the performance cycle for performance units and performance shares will be determined by the Committee at the time the Award is made.

   Performance units may be denominated in shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the performance cycle, represent the right to receive payment of (i) in the case of share-denominated performance units, the fair market value of a share of Common Stock on the date the performance unit was granted, the date the performance unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated performance units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may, at the time a performance unit is granted, specify a maximum amount payable in respect of a vested performance unit. Payments in respect of performance units shall be made as soon as practicable after the last day of the performance cycle to which such Award relates unless the agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the agreement. Such payments generally may be made entirely in shares of Common Stock valued at their fair market value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in shares of restricted stock, the Committee must determine the extent to which such payment will be in shares of restricted stock and the terms of such restricted stock at the time the Award is granted.
   Awards of performance shares shall be subject to the following terms and provisions. The Committee shall provide at the time an Award of performance shares is made the time or times at which the actual shares of Common Stock represented by such Award shall be issued in the name of the grantee; provided, however, that no performance shares shall be issued until the grantee has executed an agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such performance shares. If a grantee shall fail to execute the agreement evidencing an Award of performance shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, shares issued in connection with an Award of performance shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the agreement evidencing the Award, upon delivery of the performance shares to the escrow agent, the grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares. Performance shares are nontransferable until the restrictions thereon have lapsed. Upon the lapse of restrictions on performance shares, the Committee shall cause a stock certificate to be delivered to the grantee with respect to such shares.

Terms Applicable to All Awards Under the Incentive Plan.

   Written Agreements. All Options and other Awards granted under the Incentive Plan shall be evidenced by a written agreement between the Company and the individual to whom the Option or other Award is granted.

   Rule 16b-3. Awards granted to persons subject to Section 16 of the Exchange Act ("Reporting Persons") are subject to any additional applicable restrictions under Rule 16b-3 promulgated under the Exchange Act. See "Additional Considerations Applicable to Reporting Persons" below.

   Adjustment on Changes in Capitalization. In the event of a change in capitalization of the Company, the Board of Directors or Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number of shares of Common Stock with respect to which Options and Awards may be granted, (ii) the maximum number of shares of Common Stock or other stock or securities with respect to which Options or Awards may be granted in any calendar year, (iii) the maximum number of shares of Common Stock which may be granted pursuant to Incentive Stock Options, (iv) the number of shares of Common Stock, other stock or securities which are subject to outstanding Options or Awards and the purchase price therefor, if applicable, and (v) the performance objectives, if applicable.

   Reorganization or Liquidation. In the event that the Company is merged or consolidated with another corporation, or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person, or in case of a reorganization (other than a reorganization under the United States Bankruptcy
Code) or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Options and Awards. Any such determinations by the Committee may be made generally with respect to all participants, or may be made on a case-by-case basis with respect to particular participants.

   Effect of Change in Control. Unless otherwise determined by the Committee in its sole discretion, following a Change in Control (as defined below), outstanding Options and stock appreciation rights shall be assumed, or equivalent options and stock appreciation rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall satisfy the requirements of Section 424(a) of the Code. However, the Committee may provide that each Option and Award of stock appreciation rights shall be terminated upon consummation of such Change in Control and that each optionee or grantee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the acquisition price per share multiplied by the number of shares that have vested and have not been exercised under the Option or Award exceeds (B) (i) with respect to Options, the aggregate purchase price for the vested and unexercised shares covered by the Option on the date of the Change in Control, and (ii) with respect to stock appreciation rights, the fair market value (measured on the date the Award was granted) of the vested and unexercised shares on the date of the Change in Control. The applicable agreement may also contain additional terms governing a Change in Control and may be modified by the Committee to provide for acceleration of vesting in connection with a Change in Control. Options granted under the Predecessor Employees' Plan vest immediately upon a Change in Control (as defined in such plan) of the Company.

   In the event of a Change in Control, outstanding Awards of restricted stock, performance shares and performance units shall be treated in accordance with the terms of the applicable agreements; provided however, that agreements governing Awards of restricted stock may be modified by the Committee to provide for acceleration of lapse of restrictions in connection with a Change in Control.

   A "Change in Control" shall be deemed to occur if: (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange
Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the current beneficial owners or their Affiliates (as defined in the Incentive Plan) are or become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than one-half of the voting power of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. Notwithstanding the foregoing definition, a Change in Control will not result upon an initial public offering of the Company's stock nor upon Westport Energy LLC or ERI Investments, Inc. or their respective permitted successors becoming the beneficial owner of more than one-half of the voting power of the voting stock of the Company at any time. The Company completed its initial public offering of Common Stock in October 2000.

   Amendment and Termination. The Incentive Plan shall terminate on March 30, 2010 and no Option or Award may be granted thereafter. The Board of Directors may sooner terminate the Incentive Plan and the Board of Directors may at any time and from time to time amend, modify or suspend the Incentive Plan; provided, however, that: (a) no such amendment, modification, suspension or termination shall impair or adversely alter any outstanding Options or Awards, except with the consent of the optionee or grantee, nor shall any amendment, modification, suspension or termination deprive any optionee or grantee of any shares which he or she may have acquired through or as a result of the Incentive Plan; and (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

Tax Information.

   The following is a summary of the U.S. federal income tax consequences of transactions under the Incentive Plan based on current federal securities and income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or the provision of any income tax laws of any municipality, state or foreign country in which an optionee or grantee may reside.

   Incentive Stock Options. No taxable income is recognized by the optionee upon the grant or exercise of an Incentive Stock Option (unless the alternative minimum tax rules apply). If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disposition of the shares is made by the optionee within two years after the date of grant and within one year after the issuance of such shares to the optionee (a "disqualifying disposition"), then (i) upon the resale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to the Company for federal income tax purposes.

   If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of the holding period described above as a disqualifying disposition, generally (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares and (ii) the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an optionee who is also a Reporting Person. For the rules that apply to Reporting Persons with respect to any grants made under the Incentive Plan, see the discussion below under "Additional Considerations Applicable to Reporting Persons."

   Nonqualified Stock Options. With respect to Nonqualified Stock Options: (i) no income is recognized by the optionee at the time the Nonqualified Stock Option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the Option exercise price paid for the shares and the fair market value of the shares on the date of exercise and the Company is entitled to a tax deduction in the same amount; and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee at the time of grant, any income recognized upon exercise of a Nonqualified Stock Option will constitute wages for which withholding will be required.

   Alternative Minimum Tax. The exercise of an Incentive Stock Option granted under the Incentive Plan may subject the optionee to the alternative minimum tax under Section 55 of the Code. In computing alternative minimum taxable income upon the exercise of an Incentive Stock Option, the excess of the fair market value of the purchased shares on the date of exercise of the Incentive Stock Option over the aggregate exercise price for the shares shall be treated as an adjustment.

   Stock Appreciation Rights. Upon exercise of a stock appreciation right, the grantee will recognize ordinary income (treated as compensation) in an amount equal to the cash or the fair market value of the shares received on the exercise or vesting date. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary compensation income.

   Restricted Stock. In the absence of a Section 83(b) election (as described below), a grantee who receives restricted stock will recognize no income at the time of grant. When the restrictions expire, a grantee will recognize ordinary income (treated as compensation) equal to the fair market value of the stock when the restrictions expire over the amount paid for the stock (if any). As the restrictions applicable to a grant of restricted stock expire (for example, if the restrictions on 20% of a grant expire on each anniversary of the grant), the grantee will include an appropriate portion of the shares as ordinary income (treated as compensation) as the restrictions expire. The grantee's basis in the stock is equal to the amount included in income on the expiration of the restrictions and the amount paid (if any), and the holding period begins when the restrictions end. Any disposition of the restricted stock will result in a long- or short-term capital gain or loss (depending on the time the stock is held after the restrictions end). Dividends received by the grantee constitute ordinary income (treated as compensation) in the year received. The Company generally will be entitled to a deduction equal to the fair market value of the stock when it is included in the grantee's income, and also is entitled to a business expense deduction for dividends paid to the grantee (if any) on stock which remains subject to restrictions.

   If a Section 83(b) election is made within 30 days of the initial grant, the grantee must recognize the fair market value of the restricted stock on the date of grant as ordinary income (treated as compensation) as of the date of grant, and the holding period begins at the time the restricted stock is granted. The Company generally will be entitled to a corresponding business expense deduction for the grant, but dividends on the stock would not be deductible. Any subsequent disposition of the stock by the grantee, other than by forfeiture, would result in capital gain or loss, which would be long- or short-term depending on the holding period. Upon a subsequent forfeiture of restricted stock with respect to which a Section 83(b) election has been made, no deduction will be allowed in respect of the amount included as income at the time the Section 83(b) election was made. However, the grantee will generally be allowed a loss deduction equal to the amount (if any) the grantee paid for the restricted stock over the amount (if any) the Company paid the grantee for the restricted stock at the time it is forfeited.

   Performance Awards. Generally, in the case of performance units and performance shares the grantee will recognize ordinary income (treated as compensation) at the time of payment following the end of the performance cycle (subject to the special rules applicable if the performance units are paid in restricted stock) in an amount equal to the amount of cash or fair market value of property received. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income.

Additional Considerations Applicable To Reporting Persons.

   In certain circumstances, where the optionee or grantee is an officer (as that term is used in Section 16 of the Exchange Act), director or beneficial owner of more than 10% of the outstanding Common Stock, the date upon which tax liability is incurred with respect to grants under the Incentive Plan may be deferred unless the optionee or right holder files an election with the Internal Revenue Service under Section 83(b) of the Code. All Reporting Persons are advised to consult with their personal tax advisors regarding the tax consequences of exercising options or rights under the Incentive Plan and the advisability of filing an election under Section 83(b) of the Code. In addition, all Reporting Persons are advised to consult with the Company's legal counsel and with their own personal advisors regarding restrictions, reporting and liability under Section 16 of the Exchange Act with respect to their transactions under the Incentive Plan.

   If any "covered employee" (meaning generally the chief executive officer and four other most highly compensated individuals), within the meaning of Section 162(m) of the Code receives in excess of $1 million compensation from the Company in any taxable year, the Company may not be able to deduct the full amount of such compensation in certain circumstances pursuant to Section 162(m) of the Code.

   The following table provides information concerning options granted to certain persons or groups pursuant to the Incentive Plan.

                                  Number of Shares Underlying
                                      Options Outstanding      Exercise Price
   Name and Position                as of December 31, 2000   Per Share ($) (1)
   -----------------              --------------------------- -----------------
   Donald D. Wolf...............             900,000                11.98
    Chairman and Chief Executive
     Officer
   Barth E. Whitham.............             337,500                12.36
    President, Chief Operating
     Officer, Secretary
   James H. Shonsey.............              38,812                10.85
    Chief Financial Officer
   Brian K. Bess................              77,710                13.03
    Vice President--Engineering
   Klein P. Kleinpeter (2)......              45,000                10.85
    Vice President and General
     Manager, Gulf Coast
   All Executive Officers.......           1,530,247                12.11
    as a group (7 persons)
   Current Non-Employee
    Directors...................              38,516                12.43
    as a group (8 persons)
   All Non-Executive Officer
    Employees as a group........             484,678                14.23

--------
(1) Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to the individuals or groups, as applicable.
(2) Mr. Kleinpeter resigned from the Company on January 31, 2001.

   Approval of the Incentive Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. Accordingly, an abstention or a broker non-vote would have the same effect as a vote against this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL.

                                   PROPOSAL 3

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   Pursuant to the recommendation of the Audit Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2001. Arthur Andersen LLP has acted as the Company's accountant since April 2000 and served as Westport Oil and Gas Company, Inc.'s accountants since 1997. For the year ended December 31, 2000, the Company's total fees paid to Arthur Andersen LLP were as follows:

   Audit Fees.......................................................... $69,850
   Financial Information Systems Design and Implementation Fees........     --
   All Other Fees...................................................... 208,600
                                                                        -------
   Total Fees.......................................................... 278,450
                                                                        =======

   The members of the Audit Committee believe that the payment of the "other fees" set forth above would not prohibit Arthur Andersen LLP from maintaining its independence.

   Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, an abstention or a broker non-vote would have the same effect as a vote against this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THIS APPOINTMENT.

   In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent public accountants. The Board of Directors may terminate the appointment of Arthur Andersen LLP as the Company's independent public accountants without the approval of the stockholders of the Company whenever the Board of Directors deems such termination necessary or appropriate. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournments(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

   Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders (the "2002 Annual Meeting") must be received by the Company on or before December 18, 2001, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

   In addition, the Company's bylaws provide that for a stockholder proposal to be properly brought before the 2002 Annual Meeting by a stockholder, such stockholder must give timely notice thereof in writing to the Secretary of the Company and the subject of such proposal must be a proper subject for stockholder action under the Delaware General Corporation Law. To be timely, such stockholder's notice must be delivered to the Secretary of the Company at the principal executive offices of the Company during the period beginning February 17, 2002 and ending on March 9, 2002. Such stockholder's notice must comply with the notice requirements set forth in Section 2.7(a) of the Company's Bylaws.

   In the event that the number of directors to be elected to the Board of Directors at the 2002 Annual Meeting is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company on or before February 27, 2002, a stockholder's notice as described in the immediately preceding paragraph shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

                           INCORPORATION BY REFERENCE

   With respect to any future filings with the Commission into which this proxy statement is incorporated by reference, the material under the headings "Report of the Compensation Committee," "Report of the Audit Committee" and "Stockholder Return Performance Presentation" shall not be incorporated into such future filings.

                           FORWARD-LOOKING STATEMENTS

   This proxy statement may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Opinions, forecasts, projections, guidance or other statements other than statements of historical fact are forward-looking statements. These statements are based upon assumptions that are subject to change and to other risks, especially volatility in oil or gas prices, and lately availability of services and supplies. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Company's business are set forth in the filings of the Company with the Commission. Estimates of future financial or operating performance, provided by the Company, are based on existing market conditions and engineering and geologic information available at this time. Actual financial and operating performance may be higher or lower. Future performance is dependent upon oil and gas prices, exploratory and development drilling results, engineering and geologic information and changes in market conditions. All subsequent written and oral forward-looking statements attributable to the Company or to individuals acting on the Company's behalf are expressly qualified in their entirety by this paragraph.

                        ADDITIONAL INFORMATION AVAILABLE

   ACCOMPANYING THIS PROXY STATEMENT IS A COPY OF THE COMPANY'S 2000 ANNUAL REPORT (INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K). THIS ANNUAL REPORT (INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K) DOES NOT FORM ANY PART OF THE MATERIALS FOR THE SOLICITATION OF PROXIES. UPON WRITTEN REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL FURNISH A COPY OF THE 10-K, AS FILED WITH THE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE. THE WRITTEN REQUEST MUST STATE THAT AS OF THE CLOSE OF BUSINESS ON APRIL 16, 2001, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF CAPITAL STOCK OF THE COMPANY.

                                              By Order of the Board of
                                           Directors
                                              Barth E. Whitham
                                              Secretary

April 17, 2001

                                                                      APPENDIX A

                                    CHARTER
                                     OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                         WESTPORT RESOURCES CORPORATION

I. Statement of Policy.

   The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Westport Resources Corporation (the "Corporation") shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Board, the independent auditors, and the financial management of the Corporation.

II. Composition.

   The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Board and the Committee. The independence of each member of the Committee shall further be evaluated in light of the rules and regulations of the New York Stock Exchange. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairperson (the "Chair") is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings.

   The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its policy to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements and earnings releases prior to their public release consistent with
Section IV.A.

IV. Responsibilities.

   In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

   In carrying out these responsibilities, the Committee will:

 A. Financial Reporting Processes

  1. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

  2. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices, including internal controls, as suggested by the independent accountants or management.

 B. Documents/Reports Review

  1. Review and update this Charter periodically, or at least annually, as conditions dictate.

  2. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

  3. Review with financial management and the independent accountants the Corporation's annual and periodic financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. With respect to financial statements included in Form 10-Q and earnings releases, the Chair may represent the entire Committee for purposes of this review.

 C. Independent Accountants

  1. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation and relevant third parties to determine the independent accountants' independence. In making this determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting and other professional services rendered by the independent accountants and their affiliates. The Committee will also require the independent accountants to submit on an annual basis a formal written statement delineating all relationships among the Corporation, the independent accountants and their respective affiliates. The independent accountants are ultimately accountable to the Board and the Committee.

  2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

  3. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of each audit.

 D. Process Improvement

  1. Establish regular communication to the Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  2. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  3. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

  4. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                                                                      APPENDIX B

                         WESTPORT RESOURCES CORPORATION

                           2000 STOCK INCENTIVE PLAN

1. Purpose.

   The purpose of this Plan is to provide an incentive to the employees, individuals who have accepted an offer of employment, officers, consultants and eligible directors of Westport Resources Corporation, a Delaware corporation (the "Company"), and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, individuals who have accepted an offer of employment, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, and Performance Awards (as each term is herein defined).

   This Plan merges the Westport Resources Directors' Stock Option Plan and the Westport Resources Corporation 2000 Stock Option Plan (the "Predecessor Plans") and amends and restates such plans as the Westport Resources Corporation 2000 Stock Incentive Plan.

2. Definitions.

   For purposes of the Plan:

   2.1. "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors of a corporation or other Persons performing similar functions for any other type of Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, as general partner, as trustee or otherwise.

   2.2. "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

   2.3. "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, or any or all of them.

   2.4. "Board" means the Board of Directors of the Company.

   2.5. "Cause" means:

     (a) in the case of Options or Awards granted to Eligible Directors, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

     (b) in all other cases, (i) ongoing, intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses); provided, however, that if an Optionee's or Grantee's employment or consulting agreement provides a definition of Cause, such definition shall be used for purposes of the Plan.

   2.6. "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, reincorporation, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

   2.7. "Change in Control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the current beneficial owners or their Affiliates are or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than one-half of the voting power of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. Notwithstanding the foregoing definition, a Change in Control will not result upon an initial public offering of the Company's stock nor upon Westport Energy LLC or ERI Investments, Inc. or their respective permitted successors becoming the beneficial owner of more than one-half of the voting power of the voting stock of the Company at any time.

   2.8. "Code" means the Internal Revenue Code of 1986, as amended.

   2.9. "Committee" means the committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

   2.10. "Company" means Westport Resources Corporation

   2.11. "Director" means a director of the Company.

   2.12. "Disability" means:

     (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability," the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

     (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

   2.13. "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

   2.14. "EBITDA" means earnings before interest, taxes, depreciation and amortization.

   2.15. "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

   2.16. "Eligible Individual" means any director (other than an Eligible Director), officer, employee of the Company or a Subsidiary or individual who has accepted an offer of employment from the Company or a Subsidiary, or any consultant of the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

   2.17. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   2.18. "Fair Market Value" on any date means the closing sales price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

   2.19. "Grantee" means a person to whom an Award has been granted under the Plan.

   2.20. "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

   2.21. "Immediate Family Member" shall mean an Optionee or Grantee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.

   2.22. "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

   2.23. "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

   2.24. "Option" means a right to purchase Stock at a stated price for a specified period of time.

   2.25. "Optionee" means a person to whom an Option has been granted under the Plan.

   2.26. "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

   2.27. "Parent" means any corporation that is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

   2.28. "Performance Awards" means Performance Units, Performance Shares or either of both of them.

   2.29. "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

   2.30. "Performance Objectives" has the meaning set forth in Section 8.

   2.31. "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 8.

   2.32. "Performance Units" means Performance Units granted to an Eligible Individual under Section 8.

   2.33. "Person" means any individual, partnership, joint venture, firm, company, corporation, association, trust or other enterprise or any government or political subdivision or any agent, department or instrumentality thereof.

   2.34. "Plan" means the Westport Resources Corporation 2000 Stock Incentive Plan, as amended and restated from time to time.

   2.35. "Purchase Price" means the price at which shares of Stock subject to an Option may be purchased.

   2.36. "Reload Option" means an Option that may be granted when an Optionee pays all or a portion of the Purchase Price and withholding taxes of an Option with previously owned Shares.

   2.37. "Restricted Stock" means Shares issued or transferred to an Eligible Individual or Eligible Director pursuant to Section 7 hereof.

   2.38. "Shares" means the Class A common stock, par value $.01 per share, of the Company.

   2.39. "Subsidiary" means any corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company, including any limited liability company or partnership that is disregarded for Federal tax purposes or treated as a corporate subsidiary under the Code.

   2.40. "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3. Administration.

   3.1. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of a majority of the members of the Committee, and a majority of a quorum may authorize any action. The foregoing notwithstanding, with respect to Options or Awards that: (i) are intended to qualify as "performance-based" under Section 162(m) of the Code, and/or (ii) are granted to individuals who qualify as "insiders" under Section 16 of the Exchange Act, (A) any Committee members who do not qualify as "Outside Directors" and/or "Nonemployee Directors," as the case may be, shall have no authority to act and shall automatically be recused from any action with respect to Options or Awards, and (B) the remaining qualifying directors shall be authorized to act independently without further approval. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder. Notwithstanding the foregoing, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee; provided, however, that if any members of the Board do not qualify as Outside Directors, only the Committee appointed above may grant Options or Awards that are intended to be performance-based under Section 162(m).

   3.2. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

     (a) determine those Eligible Individuals and Eligible Directors to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the Purchase Price per Share subject to each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

     (b) select those Eligible Individuals and Eligible Directors to whom Awards shall be granted under the Plan and determine the number of Shares to be granted pursuant thereto, determine the terms and conditions of each Award including the restrictions or Performance Objectives relating to Shares, and to make any amendment or modification to any Agreement consistent with the terms of the Plan;

     (c) construe and interpret the Plan, Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in good faith in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

     (d) determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

     (e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

     (f) except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any part of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, which allocation or delegation may be revoked by the Committee at any time; and

     (g) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. Stock Subject to the Plan.

   4.1. The Shares subject to Options and Awards that shall be reserved for the purposes of the Plan, shall be from the Company's authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board. An aggregate of 4,110,813 Shares may be issued or transferred pursuant to this Plan.

   The maximum number of Shares that may be covered by Options and Stock Appreciation Rights granted to any one individual in any calendar year shall be 750,000 Shares.

   The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive for any single or combined performance goals in any specified Performance Cycle in respect of Performance Units denominated in dollars may not exceed $500,000.

   No individual may be awarded more than 500,000 Performance Shares in any calendar year.

   No more than 4,110,813 Shares shall be granted pursuant to Options intended to be Incentive Stock Options.

   In the event of a Change in Capitalization, the Board or Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number of Shares with respect to which Options and Awards may be granted, (ii) the maximum number of Shares or other stock or securities with respect to which Options or Awards may be granted in any calendar year, (iii) the maximum number of Shares which may be granted pursuant to Incentive Stock Options,
(iv) the number of Shares, other stock or securities which are subject to outstanding Options or Awards and the Purchase Price therefor, if applicable, and (v) the Performance Objectives.

   In connection with the grant of an Option or an Award, the number of Shares available for grant under the Plan shall be reduced by the number of Shares in respect of which the Option or Award is granted.

   4.2. Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or without payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

   4.3. Whenever any portion of an Option under this Plan is paid for with previously held Shares (by either actual delivery or attestation), only the difference between (i) the number of Shares issued upon exercise and (ii) the number of Shares transferred in payment of the Purchase Price shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

5. Option Grants.

   5.1. Authority of Committee. Subject to the provisions of the Plan, the Committee, or the persons to whom authority has been delegated under Paragraph
(f) of Section 3.2 hereof, shall have full and final authority to select those Eligible Individuals and Eligible Directors who will receive Options, and the terms and conditions that shall be set forth in the applicable Agreements. Some terms and conditions that may, but are not required to be included are: a provision allowing the issuance of a Reload Option and a provision providing acceleration of exercisability under certain conditions as may be determined by the Committee. Other terms and conditions not inconsistent with this Plan may be included in Agreements in the discretion of the Committee.

   5.2. Purchase Price. The Purchase Price or the manner in which the Purchase Price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the Purchase Price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted and the Purchase Price per Share under each Incentive Stock Option granted to a Ten-Percent Stockholder shall not be less than 110% of the Fair Market Value of a Share on the date of grant. Except as provided in Section 11, the Purchase Price of any outstanding Option may not be reduced whether through amendment, cancellation or replacement unless such reduction is approved by the shareholders of the Company.

   5.3. Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

   5.4. Vesting. Each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

   5.5. Modification. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

   5.6. Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Incentive Stock Option. Unless otherwise stated in the applicable Agreement evidencing an Option, a Nonstatutory Stock Option shall be transferable for no consideration to or for the benefit of the Optionee's Immediate Family (including, without limitation, to a trust for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The foregoing right to transfer an Option shall apply to the right to consent to amendments to the Agreement evidencing such Option and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death or incapacity of the Optionee, shall thereafter be entitled to exercise the Nonqualified Stock Option.

   5.7. Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office or to such other office as may be specified in the Agreement evidencing the Option, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The Purchase Price for any Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Participant or (3) in any other form of legal consideration that may be acceptable to the Committee, including, without limitation, a "cashless" exercise program established with a broker following the Initial Public Offering. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Any Shares transferred to the Company (or withheld upon exercise) as payment of the Purchase Price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. The value of the number of Shares that may be withheld for the payment of taxes may not be in excess of the minimum withholding requirements. At the Company's request, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares. The Committee, in its discretion, may also permit simultaneous sale of Shares upon exercise through a broker-dealer.

   5.8. Rights of Optionees. Optionee shall not be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

   5.9. Effect of Change in Control. Unless otherwise determined by the Committee in its sole discretion, following a Change in Control, outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy the requirements of Section 424(a) of the Code. However, the Committee may provide that each Option shall be terminated upon consummation of such Change in Control and that each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the acquisition price per Share multiplied by the number of Shares that have vested and have not been exercised under the Option exceeds (B) the aggregate Purchase Price for the vested and unexercised Shares covered by the Option on the date of the Change in Control. The applicable Agreement may also contain additional terms governing a Change in Control and may be modified by the Committee to provide for acceleration of vesting in connection with a Change in Control.

   5.10. Effect of Termination of Employment. Unless otherwise provided in the applicable Agreement, each Option granted hereunder shall (i) cease to vest upon the date of termination of employment and (ii) remain exercisable to the extent vested until the earlier of the Option expiration date or the date that is three months after the date of termination of employment; provided, however, that if employment termination is due to the Optionee's death or Disability, the Option shall remain exercisable to the extent vested until the earlier of the Option expiration date or the date that is one year after the date of termination of employment.

   5.11. Forfeiture of Options. Upon termination of an Optionee's employment for Cause, or in the event that the Optionee shall breach any confidentiality or noncompetition agreement with the Company during or after the termination of his or her employment with the Company, all outstanding Options held by such Optionee shall be forfeited, whether vested or unvested.

6. Stock Appreciation Rights.

   6.1. Committee Discretion. The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 6, be subject to the same terms and conditions as the related Option.

   6.2. Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

   6.3. Stock Appreciation Right Related to an Option.

     (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

     (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

     (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

   6.4. Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals and Eligible Directors Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 6.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

   6.5. Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

   6.6. Form of Payment. Payment to the Grantee of the amount determined under Sections 6.3(b) or 6.4 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

   6.7. Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

   6.8. Effect of Change in Control. Unless otherwise determined by the Committee in its sole discretion, following a Change in Control, outstanding Stock Appreciation Rights shall be assumed, or equivalent Stock Appreciation Rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). However, the Committee may provide that each outstanding Award of Stock Appreciation Rights shall be terminated upon consummation of such Change in Control and that each Grantee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the acquisition price per Share multiplied by the number of Shares that have vested and have not been exercised under the Award, exceeds (B) the Fair Market Value (measured on the date the Award was granted) of the vested and unexercised Shares on the date of the Change in Control. The applicable Agreement may also contain additional terms governing a Change in Control and may be modified by the Committee to provide for acceleration of vesting in connection with a Change in Control.

   6.9. Effect of Termination of Employment. Unless otherwise provided in the applicable Agreement, Stock Appreciation Rights granted hereunder shall (i) cease to vest upon the date of termination of employment and (ii) remain exercisable to the extent vested until the earlier of their expiration date or the date that is three months after the date of termination of employment; provided, however, that if employment termination is due to the Grantee's death or Disability, the Stock Appreciation Rights shall remain exercisable to the extent vested until the earlier of their expiration date or the date that is one year after the date of termination of employment.

   6.10. Forfeiture of Stock Appreciation Rights. Upon termination of a Grantee's employment for Cause, or in the event that the Employee shall breach any confidentiality or noncompetition agreement with the Company during or after the termination of his or her employment with the Company, all outstanding Awards of Stock Appreciation Rights held by such Grantee shall be forfeited, whether vested or unvested.

7. Restricted Stock.

   7.1. Grant. The Committee may grant Awards to Eligible Individuals and Eligible Directors, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards shall be subject to the terms and provisions set forth below in this Section 7.

   7.2. Rights of Grantee. Shares of Restricted Stock granted pursuant hereunder shall be recorded in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing an Award or any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. Unless the Committee determines otherwise and as set forth in the Agreement, the Grantee shall have no rights of a stockholder with respect to such Shares, including no right to vote the Shares or receive dividends or other distributions with respect to the Shares, until the restrictions with respect to such Shares shall have lapsed in the manner set forth in Section 7.4.

   7.3. Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 7.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

   7.4. Lapse of Restrictions. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions. The Board may accelerate the lapse of all or a portion of the restrictions on an Award at any time.

   7.5. Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

   7.6. Effect of a Change in Control. In the event of a Change in Control, all outstanding Awards of Restricted Stock shall be treated in accordance with the terms of the applicable Agreements; provided however, that these may be modified by the Committee to provide for acceleration of lapse of restrictions in connection with a Change in Control.

8. Performance Awards.

   8.1. Performance Objectives and Determination of Performance. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

   8.2. Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in
Section 8.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment;

provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

     (a) Vesting and Forfeiture. Subject to Sections 8.1 and 8.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.


     (b) Payment of Awards. Subject to Section 8.1, payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 8.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

   8.3. Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

     (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 8.3(c) or 8.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

     (c) Lapse of Restrictions. Subject to Sections 8.1 and 8.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

     (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

     (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

   8.4. Effect of Change in Control. The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) in the event of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

9. Shares.

   The Committee may award unrestricted Shares to Eligible Individuals and Eligible Directors at or below Fair Market Value in its discretion pursuant to Agreements the terms and conditions of which shall be determined by the Committee.

10. Effect of a Termination of Employment.

   The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

11. Adjustment Upon Changes in Capitalization.

   11.1. Adjustments to Incentive Stock Options. Any adjustment that may be made pursuant to Section 4.1 hereof in the Shares or other stock or securities subject to outstanding Incentive Stock Options upon a Change in Capitalization, (including any adjustments in the Purchase Price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

   11.2. Terms of Adjusted Options and Awards. If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

12. Reorganization or Liquidation.

   In the event that the Company is merged or consolidated with another corporation, or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person, or in case of a reorganization (other than a reorganization under the

United States Bankruptcy Code) or liquidation of the Company, the Compensation Committee, or the board of directors of any corporation assuming the obligations of the Company, shall, have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Compensation Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Compensation Committee may modify the performance requirements for any other Awards. The Compensation Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Compensation Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 12 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

13. Interpretation.

   13.1. Rule 16b-3. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

   13.2. Section 162(m). Unless otherwise expressly stated in the relevant Agreement, each Option and Award subject to Performance Objectives granted to an Eligible Individual who may be a "covered employee" under Section 162(m) of the Code is intended to be performance-based compensation within the meaning of
Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

14. Termination and Amendment of the Plan.

   The Plan shall terminate on March 30, 2010 and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

15. Non-Exclusivity of the Plan.

   The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

16. Limitation of Liability.

   As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

  (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

  (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

  (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

  (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

17. Regulations and Other Approvals; Governing Law.

   17.1. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

   17.2. The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

   17.3. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

   17.4. Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

   17.5. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

18. Miscellaneous.

   18.1. Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. Subject to compliance with Section 5.2 hereof, the Committee may also grant more than one Option or Award to a given Eligible Individual or Eligible Director during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual or Eligible Director.

   18.2. Withholding of Taxes.

     (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

     (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

   18.3. Effective Date. The effective date of this amended and restated Plan (the "Effective Date") shall be October 17, 2000 (the date of approval of the Plan by the Board) subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

                         WESTPORT RESOURCES CORPORATION
  PLEASE MARK VOTE IN BRACKETS IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
  1. ELECTION OF DIRECTORS
                          (i) James M. Funk, (ii) William F. Wallace and (iii)
                        Peter R. Hearl
                          For All [_] Withheld All [_] For All Except [_] Nominee Exceptions(s)________________________________
  2. TO APPROVE THE WESTPORT RESOURCES CORPORATION 2000 STOCK INCENTIVE PLAN
                          For   [_]  Against [_]  Abstain [_]
  3.  TO RATIFY SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                          For   [_]  Against [_]  Abstain [_]
  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1, 2 AND 3.
                                   NOTE: Please sign as name appears hereon.
                                   Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                                   Signature: _________________________________
                                   Date: ______________________________________
                                   Signature: _________________________________
                                   Date: ______________________________________

                              FOLD AND DETACH HERE

                         WESTPORT RESOURCES CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- MAY 18, 2001

    THIS PROXY IS SOLICITED ON BEHALF OF THE WESTPORT RESOURCES CORPORATION
                               BOARD OF DIRECTORS

The undersigned hereby appoints Donald D. Wolf and Barth E. Whitham, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of Westport Resources Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Westport Resources Corporation to be held in Denver, Colorado, on Friday, May 18, 2001, at 9:00 a.m., local time, or at any adjournment(s) thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

  PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO SUCH DIRECTION IS INDICATED ON THE REVERSE SIDE, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH PROPOSAL.

                    (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                               FOLD AND DETACH HERE